UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: November 7, 2018

Exact Name of Registrant	Commission	I.R.S. Employer
as Specified in Its Charter	File Number	Identification No.
Hawaiian Electric Industries, Inc.	1-8503	99-0208097
Hawaiian Electric Company, Inc.	1-4955	99-0040500
State of Hawaii
(State or other jurisdiction of incorporation)
 1001 Bishop Street, Suite 2900, Honolulu, Hawaii  96813 - Hawaiian Electric Industries, Inc. (HEI)
900 Richards Street, Honolulu, Hawaii  96813 - Hawaiian Electric Company, Inc. (Hawaiian Electric)
(Address of principal executive offices and zip code)
 Registrant’s telephone number, including area code:
 (808) 543-5662 - HEI
(808) 543-7771 - Hawaiian Electric
 None
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule12b-2 of the Securities Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company

Hawaiian Electric Industries, Inc. [ ]	Hawaiian Electric Company, Inc. [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Hawaiian Electric Industries, Inc. [ ]	Hawaiian Electric Company, Inc. [ ]

Explanatory Note:
On November 7, 2018, HEI and Hawaiian Electric furnished a Current Report on Form 8-K (the “Original 8-K”), which included an exhibit (HEI Exhibit 99), “HEI Reports Third Quarter 2018 Earnings,” that was furnished under Item 9.01.
This Amendment No. 1 (the “Amendment”) is being furnished to amend HEI Exhibit 99 of Item 9.01 of the Original 8-K to remove the following language in the section entitled “Explanation of HEI’s Use of Certain Unaudited Non-GAAP Measures”:
The reconciling adjustments from GAAP earnings to core earnings used in the calculation of the twelve months ended September 30, 2017 ROACE include income, costs and associated taxes related to the terminated merger between HEI and NextEra Energy, Inc. For more information on the transactions, see HEI’s Form 8-K filed on July 18, 2016, and HEI’s Form 8-K filed on July 19, 2016.
The foregoing language is being removed because there are no reconciling items used in the calculation of ROACE for the twelve months ended September 30, 2017. All figures in the tables remain unchanged, and except for the foregoing, this Amendment does not modify or update any other disclosure contained in the Original 8-K.

Item 2.02 Results of Operations and Financial Condition.
On November 7, 2018, HEI issued a news release, “HEI Reports Third Quarter 2018 Earnings.” This news release is furnished as HEI Exhibit 99.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits
HEI Exhibit 99	News release, dated November 7, 2018, “HEI Reports Third Quarter 2018 Earnings”

The information furnished in connection with this current report on Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized. The signature of the undersigned companies shall be deemed to relate only to matters having reference to such companies and any subsidiaries thereof.

HAWAIIAN ELECTRIC INDUSTRIES, INC.	HAWAIIAN ELECTRIC COMPANY, INC.
(Registrant)	(Registrant)
/s/ Gregory C. Hazelton	/s/ Tayne S. Y. Sekimura
Gregory C. Hazelton	Tayne S. Y. Sekimura
Executive Vice President and	Senior Vice President and
Chief Financial Officer	Chief Financial Officer

Date: November 7, 2018	Date: November 7, 2018

EXHIBIT INDEX

Exhibit No.	Description
HEI Exhibit 99	News release, dated November 7, 2018, “HEI Reports Third Quarter 2018 Earnings”

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